UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2025 (October 30, 2025)

Acadia Healthcare Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee (Address of Principal Executive Offices)	37067 (Zip Code)

(615) 861-6000
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                         ☐

Item 2.02	Results of Operations and Financial Condition.

On November 5, 2025, Acadia Healthcare Company, Inc. (“Acadia” or the “Company”) issued a press release announcing, among other things, Acadia’s operating and financial results for the third quarter ended September 30, 2025. The press release is furnished herewith as Exhibit 99 hereto and is incorporated herein by reference.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2025, Dr. Nasser Khan notified the Company of his resignation as Chief Operating Officer (“COO”) of the Company, effective November 3, 2025. In connection with his resignation as COO, the Company entered into a transition and separation agreement (the “Khan Transition and Separation Agreement”) with Dr. Khan. Pursuant to the Khan Transition and Separation Agreement, Dr. Khan will be employed as an executive advisor to the Company’s Chief Executive Officer through December 31, 2025, and shall receive a lump-sum payment of $515,000 no later than March 15, 2026. In addition, Dr. Khan will remain eligible to earn a cash bonus for the 2025 performance year, determined based on actual performance achievement, as determined by the Board or the Compensation Committee in its sole discretion.

The Company has initiated a search for a new COO and, in the interim, Dr. Khan’s former COO duties are being assumed by other members of the Company’s executive leadership team.

The foregoing description of the Khan Transition and Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Khan Transition and Separation Agreement, a copy of which is attached hereto as Exhibit 10 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10	Transition and Separation Agreement, dated October 31, 2025, between Acadia Management Company, Inc. and Dr. Nasser Khan

99	Press Release of Acadia Healthcare Company, Inc., dated November 5, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2025	ACADIA HEALTHCARE COMPANY, INC.

	By:	/s/ Brian P. Farley
Brian P. Farley
Executive Vice President, Secretary and General Counsel